Income Taxes (Q2)	6 Months Ended	12 Months Ended
	Jun. 30, 2020	Dec. 31, 2019
Income Taxes [Abstract]
Income Taxes
(2)  Income Taxes

Income taxes are reported in accordance with U.S. GAAP, which requires the establishment of deferred tax accounts for all temporary differences between the financial reporting and tax bases of assets and liabilities, using currently enacted federal and state income tax rates.  In addition, deferred tax accounts must be adjusted to reflect new rates if enacted into law.

The deferred income tax assets or liabilities for an oil and gas exploration and development company are dependent on many variables such as estimates of the economic lives of depleting oil and gas reserves and commodity prices.  Accordingly, the asset or liability is subject to continuous recalculation and revision of the numerous estimates required, and may change significantly in the event of occurrences such as major acquisitions, divestitures, commodity price changes, changes in reserve estimates, changes in reserve lives, and changes in tax rates or tax laws.

The estimated annual effective tax rate of 0% differs from the statutory rate of 21% due primarily to adjustments to the valuation allowance on the deferred tax assets.

At December 31, 2019, federal net operating loss carryforwards amounted to approximately $33.8 million, of which $31.5 million expires between 2020 and 2037 which can offset 100% of taxable income and $2.3 million that has an indefinite carryforward period which can offset 80% of taxable income per year. The total net deferred tax asset was $0 at June 30, 2020 and $65,000 at December 31, 2019.  The Company recorded an allowance on the remaining deferred tax asset at June 30, 2020 and December 31, 2019 primarily due to expected future losses in the near term which would cause cumulative losses being incurred during the 3 year period.  There were no recorded unrecognized tax benefits at June 30, 2020 and December 31, 2019.

13. Income Taxes

The Company did not have taxable income for the years ended December 31, 2019, and 2018.

A reconciliation of the statutory U.S. Federal income tax and the income tax provision included in the accompanying consolidated statements of operations is as follows (in thousands):

Year Ended December 31, 2019	Total
Statutory rate	21%
Tax (benefit) expense at statutory rate	$(99)
State income tax (benefit) expense	321
Permanent difference	—
Return to provision	(40)
Stock Compensation Tax Deficit - ASU 2016-09	4
2019 NOL Expiration	557
Net change in deferred tax asset valuation allowance	(771)
Total income tax provision (benefit)	$(28)

Year Ended December 31, 2018	Total
Statutory rate	21%
Tax (benefit) expense at statutory rate	$326
State income tax (benefit) expense	95
Permanent difference	1
Return to provision	152
Net change in deferred tax asset valuation allowance	(591)
Total income tax provision (benefit)	$(17)

Management has evaluated the positions taken in connection with the tax provisions and tax compliance for the years included in these financial statements.  The Company believes that all of the positions it has taken will prevail on a more likely than not basis.  As such no disclosure of such positions was deemed necessary.  Management continuously estimates its ability to recognize a deferred tax asset related to prior period net operating loss carry forwards based on its anticipation of the likely timing and adequacy of future net income.

At December 31, 2019, federal net operating loss carryforwards amounted to approximately $33.8 million, of which $31.5 million expires between 2020 and 2037 which can offset 100% of taxable income and $2.3 million that has an indefinite carryforward period which can offset 80% of taxable income per year. The total net deferred tax asset was $65,000 at December 31, 2019 and $130,000 at 2018.  In 2018, the Company released a portion of the allowance related to its Minimum Tax Credit (“MTC”) as a result of the 2017 Tax Act.  The Company recorded an allowance on the remaining deferred tax asset at December 31, 2019 primarily due to expected future losses in the near term which would cause cumulative losses being incurred during the 3 year period.  The Company recorded a full allowance against the deferred tax asset net of the AMT credit at December 31, 2018 primarily due to cumulative losses incurred during the 3 years ended December 31, 2018. The total valuation allowance December 31, 2019 was $10.7 million, and $11.5 million at December 31, 2018.

Our open tax years include all returns filed for 2016 and later.  In addition, any of the Company’s NOLs for tax reporting purposes are still subject to review and adjustment by both the Company and the IRS to the extent such NOLs should be carried forward into an open tax year.

Comprehensive tax reform legislation enacted in December 2017, commonly referred to as the Tax Cuts and Jobs Act (the “2017 Tax Act”), made significant changes to U.S. federal income tax laws. The 2017 Tax Act, among other things repealed the corporate AMT for tax years beginning on or after January 1, 2018 and provides for existing alternative minimum tax credit carryovers to be refunded beginning in 2018.  The Company has approximately $130,000 in refundable credits, and it expects that a substantial portion will be refunded between 2019 and 2021.  As 50% of the credit will be refunded when we file the 2019 tax return, this amount is recorded as a current accounts receivable on the Balance Sheet at December 31, 2019, with balance of this refund recorded as a non-current accounts receivable.

The Company’s deferred tax assets and liabilities are as follows: (in thousands)

	Year Ended December 31,
	2019	2018
Net deferred tax assets (liabilities):
Net operating loss carryforwards	$9,119	$9,675
Oil and gas properties	1,054	1,327
Property, Plant and Equipment	(5)	(163)
Asset retirement obligation	500	592
Tax credits	65	130
Miscellaneous	36	45
Valuation allowance	(10,704)	(11,476)

Net deferred tax asset	$65	$130